EVENTS AFTER THE BALANCE SHEET DATE	6 Months Ended
Sep. 30, 2022
Events After Balance Sheet Date
EVENTS AFTER THE BALANCE SHEET DATE

NOTE 22. EVENTS AFTER THE BALANCE SHEET DATE

a)	Sale of ordinary shares

In October, 2022, the Company restarted the ATM and commenced sales of ordinary shares pursuant to the Sales Agreement. Through November 22, 2022, the Company sold 88,072 ordinary shares under the ATM and generated net proceeds of approximately $0.6 million and sold 30,000 ordinary shares under the Sales Agreement for net proceeds totaling approximately $0.2 million.

b)	Submission of Matters to a Vote of Security Holders

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on November 10, 2022. At the Annual Meeting, the Company’s shareholders:

•	Elected seven incumbent directors to serve until the next annual meeting of the Company’s shareholders or until their respective successors have been duly elected and qualified; and

•	Approved the Amended and Restated 2021 Equity Incentive Plan, as amended and updated in January 2022.

The number of votes cast for, against or withheld and the number of broker non-votes with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Withheld	Broker Non-Votes
Ian Walters	8,603,521	1,473	4,778,837
Gregory Bailey	8,399,563	205,431	4,778,837
Steven Mintz	8,364,475	240,518	4,778,837
James Mellon	8,365,168	239,826	4,778,837
Linda Kozick	8,603,260	1,733	4,778,837
Mark Simon	8,568,812	36,181	4,778,837
Robert Glassman	8,603,203	1,790	4,778,837

Proposal 2	Shares For	Shares Against	Broker Non-Votes
Approved the Amended and Restated 2021 Equity Incentive Plan, as amended and updated in January 2022.	8,361,224	243,769	4,778,837